UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 20, 2026
Arbor Realty Trust, Inc.
(Exact name of registrant as specified in its charter)

Maryland	001-32136	20-0057959
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

333 Earle Ovington Boulevard, Suite 900 Uniondale, NY	11553
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (516) 506-4200
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbols	Name of each exchange on which registered
Common Stock, par value $0.01 per share	ABR	New York Stock Exchange
Preferred Stock, 6.375% Series D Cumulative Redeemable, par value $0.01 per share	ABR-PD	New York Stock Exchange
Preferred Stock, 6.25% Series E Cumulative Redeemable, par value $0.01 per share	ABR-PE	New York Stock Exchange
Preferred Stock, 6.25% Series F Fixed-to-Floating Rate Cumulative Redeemable, par value $0.01 per share	ABR-PF	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.
On May 20, 2026, Arbor Realty Trust, Inc. (“Arbor”) held its virtual annual meeting of stockholders. At the meeting, the stockholders voted, as indicated below, on the following proposals:
1. The stockholders approved the election of Mr. Ivan Kaufman, Mr. Melvin F. Lazar, Ms. Carrie Wilkens and Mr. John Natalone as Class II directors, each to serve until the 2029 annual meeting of stockholders and until their respective successors are duly elected and qualified.

Nominee	For	Against	Abstain	Broker Non-Votes
Ivan Kaufman	68,498,197	3,392,735	871,107	56,674,381
Melvin F. Lazar	64,958,257	6,935,230	868,552	56,674,381
Carrie Wilkens	52,419,768	19,516,914	825,357	56,674,381
John Natalone	69,020,040	2,887,472	854,527	56,674,381
2. The stockholders approved the amendment and restatement of Arbor's 2024 Amended Omnibus Stock Incentive Plan as disclosed in the 2026 proxy statement.

For	Against	Abstain	Broker Non-Votes
58,454,616	13,333,267	974,156	56,674,381
3. The stockholders ratified the appointment of Ernst & Young LLP as Arbor's independent registered public accounting firm for 2026.

For	Against	Abstain
124,762,097	3,604,103	1,070,220
4. The stockholders approved the compensation of Arbor’s named executive officers as disclosed in the 2026 proxy statement.

For	Against	Abstain	Broker Non-Votes
39,887,705	31,506,549	1,367,785	56,674,381

Item 9.01    Financial Statements and Exhibits.
(d) Exhibits

Exhibit Number	Exhibit
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARBOR REALTY TRUST, INC.

Date: May 20, 2026	By:	/s/ Paul Elenio
	Name:	Paul Elenio
	Title:	Chief Financial Officer